Exhibit 99.1

Longeveron Announces Constructive Type C Meeting with U.S. FDA Ahead of Data Readout for
ELPIS II Phase 2b Clinical Trial Evaluating Treatment for Hypoplastic Left Heart Syndrome
(HLHS)

MIAMI, Fla., May 8, 2026 -- Longeveron Inc. (NASDAQ: LGVN), a clinical stage regenerative medicine biotechnology company developing cellular therapies for life-threatening and chronic aging-related conditions, today announced that a constructive Type C meeting with the U.S. Food and Drug Administration (FDA or Agency) was held in late March, with the FDA providing their meeting summary in late April, to discuss the ongoing development of laromestrocel (LOMECEL-B®), a proprietary, scalable, allogeneic, investigational cellular therapy currently being evaluated in a Phase 2b clinical trial (ELPIS II) for hypoplastic left heart syndrome (HLHS). Top-line results from the randomized, controlled Phase 2b ELPIS II clinical trial are anticipated in August 2026.

In the Type C meeting, the FDA acknowledged that HLHS is a rare disease associated with significant morbidity and mortality with a high unmet medical need for safe and effective therapies, but also asserted that the primary endpoint of right ventricle ejection fraction (RVEF) in the ELPIS II trial is not an appropriate endpoint to demonstrate efficacy. While Longeveron agreed with the FDA regarding the insufficiency of RVEF as the primary endpoint, and was prepared to discuss other potentially appropriate endpoints sufficient to demonstrate efficacy, the FDA indicated that given the interim analysis mandated and conducted by the National Institute of Health (NIH) during the trial (to which the Company was and remains blinded), a new primary endpoint could not be agreed to while the trial is still ongoing. Without an agreed upon primary endpoint sufficient for efficacy, the FDA no longer refers to the ELPIS II trial as pivotal, as had been specifically discussed in the Company’s Type C meeting in 2024. Nevertheless, the FDA expressly agreed that it is willing to meet with Longeveron again when the ongoing ELPIS II study is completed to discuss the study results and align on a potential path forward. The FDA further indicated that only the most objective measures, including, all-cause mortality, cardiac transplant-free survival, event of cardiac transplantation, and well-defined major adverse cardiac events (MACE), could be informative of efficacy in ELPIS II, and in that regard, the Company is capturing all of these measures in ELPIS II along with some additional key measures to support an efficacy determination. The Company intends to submit to the FDA a Sponsor Statistical Analysis Plan (SAP) for ELPIS II with a composite primary endpoint and secondary endpoints for the FDA’s review and approval, and remains optimistic that the trial results and other available evidence will be sufficient to support filing a Biologics License Application (BLA) following the readout of top-line results of the ELPIS II data.

About ELPIS II

ELPIS II is a multicenter, randomized, controlled Phase 2b clinical trial evaluating laromestrocel as a potential adjunct therapy in infants with HLHS undergoing Stage II surgical palliation. The clinical trial enrolled 40 pediatric patients at twelve premiere infant and children’s treatment institutions across the country. ELPIS II is being conducted in collaboration with the National Heart, Lung, and Blood Institute (NHLBI) through grants from the NIH.

The laromestorcel HLHS program has received three FDA designations: Orphan Drug designation, Fast Track designation and Rare Pediatric Disease designation. Under the Rare Pediatric Disease designation, if Longeveron were to receive FDA marketing approval for laromestrocel for HLHS, the Company could be eligible to receive a Priority Review Voucher.

About Hypoplastic Left Heart Syndrome (HLHS)

HLHS is a congenital birth defect in which the left ventricle (one of the pumping chambers of the heart) is either severely underdeveloped or missing. As a consequence, infants born with this condition have severely diminished systemic blood flow, which requires them to undergo a complex, three stage heart reconstruction surgery process over the course of the first 5 years of their lives. Although surgical advances have enabled survival into adulthood for some patients, early mortality remains substantial in this population, due to right ventricular failure. As such, there remains an important unmet medical need to improve right ventricular function in these patients in order to support both short-term and long-term outcomes.

About Longeveron Inc.

Longeveron is a clinical stage biotechnology company developing regenerative medicines to address unmet medical needs. The Company’s lead investigational product is laromestrocel (Lomecel-B™), an allogeneic mesenchymal stem cell (MSC) therapy product isolated from the bone marrow of young, healthy adult donors. Laromestrocel has multiple potential mechanisms of action encompassing pro-vascular, pro-regenerative, anti-inflammatory, and tissue repair and healing effects with broad potential applications across a spectrum of disease areas. Longeveron is pursuing four pipeline indications: hypoplastic left heart syndrome (HLHS), Alzheimer’s disease, Pediatric Dilated Cardiomyopathy (DCM) and Aging-related Frailty. Laromestrocel development programs have received five distinct and important FDA designations: for the HLHS program - Orphan Drug designation, Fast Track designation, and Rare Pediatric Disease designation; and, for the AD program - Regenerative Medicine Advanced Therapy (RMAT) designation and Fast Track designation. For more information, visit www.longeveron.com or follow Longeveron on LinkedIn, X, and Instagram.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve known and unknown risks, uncertainties, and other important factors that could cause actual results, performance, or achievements to differ materially from those anticipated, expressed, or implied by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expects,” “intend,” “looks to,” “may,” “on condition,” “plan,” “potential,” “predict,” “preliminary,” “project,” “see,” “should,” “target,” “will,” “would,” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects. Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements in this release include, but are not limited to, the ability of our clinical trials, including our ELPIS II trial for HLHS, to demonstrate safety and efficacy of our product candidates, and other positive results; the willingness of the FDA to deem the ELPIS II trial as pivotal following-completion of the ELPIS II trial or to otherwise reach alignment with the Company on a potential path toward regulatory approval; receipt of FDA approval, following review, of the Company’s Sponsor Statistical Analysis Plan (SAP) for ELPIS II; receipt of trial results and other available evidence sufficient to support the Company filing a BLA following the readout of top-line results of the ELPIS II data; the timing and focus of our ongoing and future preclinical studies and clinical trials, and the reporting of data from those studies and trials; our cash position and need to raise additional capital, the difficulties we may face in obtaining access to capital, and the dilutive impact it may have on our investors; our financial performance, and ability to continue as a going concern; the period over which we estimate our existing cash and cash equivalents will be sufficient to fund our future operating expenses and capital expenditure requirements; the size of the market opportunity for certain of our product candidates, including our estimates of the number of patients who suffer from the diseases we are targeting; our ability to scale production and commercialize the product candidate for certain indications; the success of competing therapies that are or may become available; the beneficial characteristics, safety, efficacy and therapeutic effects of our product candidates; our ability to obtain and maintain regulatory approval of our product candidates in the U.S. and other jurisdictions; our plans relating to the further development of our product candidates, including additional disease states or indications we may pursue; our plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available and our ability to avoid infringing the intellectual property rights of others; the need to hire additional personnel and our ability to attract and retain such personnel; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing.

Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including Longeveron’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 17, 2026, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. The Company operates in highly competitive and rapidly changing environment; therefore, new factors may arise, and it is not possible for the Company’s management to predict all such factors that may arise nor assess the impact of such factors or the extent to which any individual factor or combination thereof, may cause results to differ materially from those contained in any forward-looking statements. The forward-looking statements contained in this press release are made as of the date of this press release based on information available as of the date of this press release, are inherently uncertain, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor and Media Contact:

Derek Cole
Investor Relations Advisory Solutions
derek.cole@iradvisory.com

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